UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

December 31, 2015

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may," "will," "believe," "attempt," "seem," "think," "ought," "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Fund Expenses	38
General Information	42
Tax Information	43
Additional Information	44
Consideration of Investment Advisory Agreement	49

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Letter from the President

Dear Fellow Shareholders,

In the last six months, world equity markets reminded us of a truth our company has long acknowledged: We do not possess a crystal ball. Spurred by signs of slowing economic growth in China, global stock prices headed into a much-anticipated correction in August. It appears that risk aversion has returned to the markets. While share prices went on to recover in September and October more recent months have seen an increase in volatility. We ourselves cannot predict this kind of market movement, and, frankly, we know of nobody else who reliably can.

Instead of a crystal ball, we bring to world markets the patient temperament of long-term value investors. In seeking to protect your capital, we look to purchase shares of what we believe to be attractive companies when they are trading at a discount to our estimate of their intrinsic value. While we acknowledge that the future is uncertain, our experience has convinced us that markets often will, over time, price these undervalued securities at or near their true value.

In past letters I have written about our macroeconomic concerns, which have not abated. During the past six months, the behavior of Chinese policymakers struck us as worrisome. When China's equity market collapsed, policymakers tried to prop up share prices at high valuations. Then they let their currency devalue. And then, out of fear that they were losing control of market perceptions, they stepped back in and tried to support their currency. This was really the first time that we have seen a material drawdown in China's foreign exchange reserves.

There are challenges in Europe, too. Economic growth is slow, and because of ISIS, Europe faces the prospect of millions of immigrants—a huge policy dilemma for a group of countries that does not have a coordinated foreign policy.

In Japan, it remains to be seen whether Prime Minister Abe's "three-arrows" program of monetary easing, fiscal stimulus and structural reform can shake the country out of its deflationary tendencies and lethargic pace of growth.

John P. Arnhold

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Letter from the President

In the United States, economic growth is slow, too—just 0.7% in the fourth quarter of 2015.1 The Federal Reserve chose not to raise rates at its October meeting, but, as anticipated it raised rates by 25 basis points in December.

During this recent period, the global equity environment became quite narrow. In this kind of market, what has momentum generally doesn't have a lot of value, and what has value generally doesn't have a lot of momentum. While these conditions diminished fund returns, they also created investment opportunities.

Unlike the many investors who equate volatility with risk, the Global Value team regards volatility as a friend. Rising volatility spurs many investors to sell indiscriminately and, in particular, to flee stocks they see as underperformers. This fear-driven flight may bring share prices down into bargain territory. The downturn and market narrowing of the last half year brought stocks that had been on the Global Value team's wish list into its price zone, and the team was able to add to existing portfolio holdings and initiate positions in a number of companies that it had been following for some time.

I thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

February 2016

1  Source: Advance estimate, Bureau of Economic Analysis (US Department of Commerce)

The commentary represents the opinion of John P. Arnhold as of February 2016 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Management's Discussion of Fund Performance

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 1.84% for the year ended December 31, 2015 while the MSCI EAFE Index decreased 0.81%. The Fund's cash and cash equivalents position was 16% as of December 31, 2015.

The five largest contributors to performance of First Eagle Overseas Variable Fund over the period were KDDI Corporation (telecommunications, Japan), Berkeley Group Holdings (homebuilding, U.K.), Hoya Corporation (optical products, Japan), Sompo Japan Nipponkoa Holdings, Inc. (insurance, Japan) and Keyence Corporation (electronic sensors, Japan) collectively accounting for 2.22% points of this period's performance.

The five largest detractors were Canadian Natural Resources (oil and gas, Canada), Cenovus Energy (oil and gas, Canada), Grupo Televisa (media, Mexico), gold bullion and Potash Corporation of Saskatchewan (fertilizer, Canada). Their combined negative performance over the twelve months subtracted 2.40% points from performance.

As of December 31, 2015, the Fund was approximately 5% hedged versus the Euro and 25% hedged versus the British Pound on certain securities.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

February 2016

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Management's Discussion of Fund Performance

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2016 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2015 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	1.84	4.16	6.76
MSCI EAFE Index	-0.81	3.60	3.03
Consumer Price Index	0.73	1.54	1.86

Asset Allocation* (%)

Countries** (%)

Japan	23.22
France	12.24
United Kingdom	6.25
United States	5.55
Canada	4.56
South Korea	3.78
Germany	3.58
Switzerland	3.47
Hong Kong	3.12
Mexico	3.08
Singapore	2.85
Bermuda	1.74
Sweden	1.35
Italy	1.27
Australia	1.15
Thailand	1.09
Belgium	1.04
Ireland	0.99
Norway	0.67
Chile	0.63
Denmark	0.56
Austria	0.52
Greece	0.46
Israel	0.26
Russia	0.24
Turkey	0.19
Taiwan	0.07
Africa	0.06

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 developed market countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (precious metal)	5.40
KDDI Corporation (Japanese telecommunications company)	2.64
Fanuc Corporation (Japanese automation components manufacturer)	2.11
Secom Company Limited (Japanese commercial services provider)	2.06
HeidelbergCement AG (German cement company)	2.05
Grupo Televisa S.A.B., ADR (Mexican media company)	1.89
Sompo Japan Nipponkoa Holdings, Inc. (Japanese insurance services)	1.81
Nestlé SA (Swiss food and nutrition company)	1.80
Danone SA (French food manufacturer)	1.78
Bouygues SA (French construction company)	1.77
Total	23.31

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 76.27%
International Common Stocks — 76.12%
Africa — 0.06%
4,288	Randgold Resources Limited, ADR	$255,629	$265,556
Australia — 0.89%
453,417	Newcrest Mining Limited (a)	9,288,780	4,285,352
Austria — 0.52%
133,505	Wienerberger AG	1,696,097	2,479,529
Belgium — 1.05%
48,011	Groupe Bruxelles Lambert SA	4,099,873	4,113,030
8,020	Sofina SA	781,681	901,207
		4,881,554	5,014,237
Bermuda — 1.74%
101,380	Jardine Matheson Holdings Limited	3,612,558	4,940,248
211,063	Hiscox Limited	2,536,597	3,279,511
4,700	Jardine Strategic Holdings Limited	126,621	128,451
		6,275,776	8,348,210
Canada — 4.40%
232,996	Potash Corporation of Saskatchewan, Inc.	8,294,921	3,988,891
267,978	Cenovus Energy, Inc.	6,523,698	3,381,882
151,755	Canadian Natural Resources Limited	4,285,260	3,314,328
111,549	Agnico-Eagle Mines Limited	3,574,658	2,932,021
224,212	Goldcorp, Inc.	6,522,557	2,591,891
37,569	Franco-Nevada Corporation	1,603,140	1,718,666
50,165	Suncor Energy, Inc.	1,314,777	1,295,002
148,543	Barrick Gold Corporation	1,678,099	1,096,247
15,828	Imperial Oil Limited	477,884	515,665
60,962	EnCana Corporation	1,156,771	310,297
		35,431,765	21,144,890
Chile — 0.63%
139,921	Cia Cervecerias Unidas SA, ADR	2,967,641	3,030,689
Denmark — 0.56%
73,523	ISS A/S	2,452,318	2,662,682

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.12% (continued)
France — 12.24%
126,496	Danone SA	$8,653,834	$8,561,601
214,091	Bouygues SA	7,304,014	8,502,682
196,450	Carrefour SA	4,501,259	5,689,562
64,698	Sanofi	4,659,276	5,526,408
119,758	Cie de Saint-Gobain	5,033,259	5,186,357
87,546	Total SA	4,128,723	3,925,977
36,142	Sodexo SA	1,145,848	3,540,457
85,211	Numericable-SFR SAS	2,840,210	3,102,202
204,938	Rexel SA	3,179,053	2,734,957
26,656	Laurent-Perrier (b)	1,881,176	2,404,377
8,944	Robertet SA (b)	595,461	2,167,536
17,128	Wendel SA	449,417	2,040,078
25,333	Legrand SA	830,596	1,437,099
19,438	Société Foncière Financière et de Participations (b)	1,652,488	1,436,448
8,234	BioMerieux	638,121	983,418
35,157	Neopost SA	2,636,657	858,508
9,248	Gaumont SA (b)	795,291	532,664
8,490	Sabeton SA (b)	95,804	121,790
		51,020,487	58,752,121
Germany — 3.58%
120,120	HeidelbergCement AG	6,491,447	9,871,464
158,302	Deutsche Wohnen AG	1,352,733	4,406,668
134,358	Hamburger Hafen und Logistik AG	4,419,389	2,052,950
13,429	Fraport AG	488,780	860,168
		12,752,349	17,191,250
Greece — 0.46%
211,122	Jumbo SA (a)	1,186,809	2,225,537
Hong Kong — 3.12%
1,204,900	Hopewell Holdings Limited	4,072,041	4,337,612
1,275,818	Hang Lung Properties Limited	3,730,590	2,903,908
255,670	Guoco Group Limited (b)	2,989,342	2,797,506
820,612	Great Eagle Holdings Limited	2,761,493	2,678,884

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.12% (continued)
Hong Kong — 3.12% (continued)
542,400	Hysan Development Company Limited	$2,488,876	$2,229,075
54,785	Hopewell Highway Infrastructure Limited	26,554	26,296
		16,068,896	14,973,281
Ireland — 0.99%
163,525	CRH PLC	2,841,953	4,751,461
Israel — 0.26%
308,951	Israel Chemicals Limited	3,068,012	1,255,337
Italy — 1.27%
240,274	Italcementi S.p.A.	2,121,207	2,676,457
51,520	Recordati S.p.A.	339,741	1,348,783
38,463	Italmobiliare S.p.A. RSP	1,866,214	1,249,810
18,419	Italmobiliare S.p.A.	1,309,374	842,709
		5,636,536	6,117,759
Japan — 23.22%
482,600	KDDI Corporation	5,467,025	12,663,758
57,880	Fanuc Corporation	4,954,792	10,151,091
144,060	Secom Company Limited	6,029,992	9,876,071
260,100	Sompo Japan Nipponkoa Holdings, Inc.	6,224,160	8,679,738
15,210	Keyence Corporation	2,520,470	8,488,596
189,860	Hoya Corporation	4,152,803	7,867,987
29,060	SMC Corporation	3,185,553	7,681,153
463,000	Astellas Pharma, Inc.	3,377,466	6,669,866
39,760	Shimano, Inc.	489,250	6,172,649
180,200	MS&AD Insurance Group Holdings, Inc.	4,416,875	5,352,253
41,900	Hirose Electric Company Limited	3,916,751	5,145,339
221,660	Mitsubishi Estate Company Limited	3,463,775	4,653,763
79,230	Daiichikosho Company Limited	1,746,728	3,167,354
55,200	Nissin Foods Holdings Company Limited	1,918,100	2,953,001
158,880	Kansai Paint Company Limited	1,055,169	2,438,817
21,394	SK Kaken Company Limited (b)	549,505	2,029,133
79,048	Chofu Seisakusho Company Limited (b)	1,167,131	1,898,678
48,280	As One Corporation (b)	869,998	1,863,798
45,094	Secom Joshinetsu Company Limited	800,695	1,508,198

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.12% (continued)
Japan — 23.22% (continued)
94,500	T. Hasegawa Company Limited (b)	$1,343,868	$1,232,011
58,010	Nagaileben Company Limited	482,149	1,000,014
		58,132,255	111,493,268
Mexico — 2.55%
333,168	Grupo Televisa S.A.B., ADR	6,348,605	9,065,501
225,258	Fresnillo PLC	2,765,002	2,351,094
78,981	Industrias Peñoles S.A.B. de C.V.	435,034	812,426
		9,548,641	12,229,021
Norway — 0.67%
407,277	Orkla ASA	2,828,099	3,225,401
Russia — 0.24%
311,270	Gazprom PAO, ADR	2,067,655	1,149,364
Singapore — 1.80%
1,053,813	Haw Par Corporation Limited (b)	2,392,026	6,146,437
1,169,810	ComfortDelGro Corporation Limited	1,313,253	2,516,342
		3,705,279	8,662,779
South Korea — 3.78%
75,658	KT&G Corporation (a)	4,113,882	6,742,792
108,547	Kia Motors Corporation (a)	5,290,886	4,869,363
7,140	Nong Shim Company Limited (a)	1,289,288	2,676,244
1,259	Lotte Confectionery Company Limited (a)	721,636	2,447,027
43,564	Fursys, Inc. (a)(b)	989,384	1,408,107
		12,405,076	18,143,533
Sweden — 1.35%
159,700	Investor AB, Class 'A' (b)	3,024,415	5,800,427
18,911	Investor AB, Class 'B'	476,029	700,304
		3,500,444	6,500,731
Switzerland — 3.47%
116,108	Nestlé SA	3,628,348	8,642,024
112,989	Pargesa Holding SA	6,227,902	7,163,340
4,535	Rieter Holding AG	548,584	851,218
		10,404,834	16,656,582

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.12% (continued)
Taiwan — 0.07%
15,200	Taiwan Semiconductor Manufacturing Company Limited, ADR	$302,781	$345,800
Thailand — 1.09%
818,805	Bangkok Bank PCL, NVDR	3,151,944	3,469,995
3,643,492	Thai Beverage PCL	566,163	1,773,051
		3,718,107	5,243,046
Turkey — 0.19%
212,177	Yazicilar Holding AS	1,395,109	927,601
United Kingdom — 5.92%
130,018	Berkeley Group Holdings PLC	1,880,068	7,068,883
103,663	Liberty Global PLC, Series 'C' (a)	4,145,380	4,226,341
9,665	Liberty Global PLC, Series 'A' (a)	396,997	409,409
4,459	Liberty Global PLC LiLAC, Series 'C' (a)	180,889	191,737
483	Liberty Global PLC LiLAC, Series 'A' (a)	16,641	19,982
73,757	British American Tobacco PLC	3,936,494	4,100,305
193,285	GlaxoSmithKline PLC	3,727,153	3,912,237
130,043	Diageo PLC	3,553,991	3,559,085
66,355	Willis Group Holdings PLC	2,679,997	3,222,862
660,903	WM Morrison Supermarkets PLC	2,792,339	1,443,917
65,529	Anglo American PLC	1,905,916	289,277
		25,215,865	28,444,035
Total International Common Stocks		289,048,747	365,519,052
U.S. Common Stock — 0.15%
Materials — 0.15%
19,834	Royal Gold, Inc.	1,215,384	723,346
Total Common Stocks		290,264,131	366,242,398
Right — 0.00%
87,546	Total SA Rights (a)(c)(d)	—	—
Ounces
Commodity — 5.40%
24,454	Gold bullion (a)	24,522,267	25,938,054

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Bonds — 2.31%
International Corporate Bond — 0.07%
United Kingdom — 0.07%
389,000	Anglo American Capital PLC USD2.625% due 04/03/17 (e)	$351,791	$352,045
International Government Bonds — 2.24%
Australia — 0.26%
1,645,000	Australia Government Bond AUD6.00% due 02/15/17 (f)	1,263,135	1,250,748
Canada — 0.15%
998,000	Canadian Government Bond CAD1.25% due 08/01/17	771,529	730,018
Mexico — 0.53%
31,130,000	Mexican Bonos MXN4.75% due 06/14/18	2,035,686	1,814,896
12,564,600	Mexican Bonos MXN5.00% due 12/11/19	921,745	721,587
		2,957,431	2,536,483
Singapore — 1.05%
3,329,000	Singapore Government Bond SGD0.50% due 04/01/18	2,521,302	2,313,795
1,813,000	Singapore Government Bond SGD2.375% due 04/01/17	1,490,269	1,302,690
1,882,000	Singapore Government Bond SGD3.25% due 09/01/20	1,466,879	1,404,299
		5,478,450	5,020,784
United Kingdom — 0.25%
824,000	United Kingdom Gilt GBP1.00% due 09/07/17 (f)	1,280,315	1,222,198
Total International Government Bonds		11,750,860	10,760,231
Total International Bonds		12,102,651	11,112,276
Commercial Paper — 16.01%
International Commercial Paper — 13.34%
Canada — 1.04%
5,000,000	Total Capital Limited USD0.20% due 01/25/16	4,999,333	4,998,805

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 13.34% (continued)
France — 1.26%
4,494,000	GDF Suez SA USD0.29% due 01/05/16	$4,493,855	$4,493,820
1,557,000	GDF Suez SA USD0.56% due 02/18/16	1,555,859	1,556,157
		6,049,714	6,049,977
Germany — 1.66%
3,994,000	Henkel Corporation USD0.23% due 01/13/16	3,993,694	3,993,514
3,994,000	Henkel Corporation USD0.23% due 01/19/16	3,993,541	3,993,235
		7,987,235	7,986,749
Ireland — 1.76%
8,444,000	Ingersoll-Rand Global Holding Company USD0.56% due 01/04/16	8,443,613	8,443,642
Italy — 5.42%
26,049,000	Eni S.p.A. USD0.60% due 01/04/16	26,047,719	26,048,187
Switzerland — 2.20%
10,556,000	Novartis International AG USD0.30% due 01/04/16	10,555,736	10,555,706
Total International Commercial Paper		64,083,350	64,083,066
U.S. Commercial Paper — 2.67%
$1,863,000	Duke Energy Corporation 0.96% due 02/04/16	1,861,329	1,862,125
2,124,000	Johnson & Johnson 0.37% due 02/02/16	2,123,320	2,123,494
5,579,000	Qualcomm, Inc. 0.18% due 02/03/16	5,578,079	5,577,140
3,256,000	United Healthcare Company 0.85% due 03/17/16	3,250,226	3,252,469
Total U.S. Commercial Paper		12,812,954	12,815,228
Total Commercial Paper		76,896,304	76,898,294
Total Investments — 99.99%		$403,785,353	480,191,022
Other Assets in Excess of Liabilities — 0.01%			30,712
Net Assets — 100.00%			$480,221,734

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At December 31, 2015, the value of these securities amounted to $29,838,912 or 6.21% of net assets.

(c)  Security was issued, pursuant to a corporate action as a placeholder to track a dividend cash option, which was elected by the Fund prior to December 31, 2015. The accrued value of the dividend is in the "Accrued interest and dividend receivable balance" on the Statement of Assets and Liabilities.

(d)  Represents securities that are subject to legal or contractual restrictions on resale. At December 31, 2015, the value of these securities amounted to $0 or 0.00% of net assets.

(e)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At December 31, 2015, aggregate cost for federal income tax purposes was $421,550,197. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$112,251,372
Gross unrealized depreciation	(53,610,547)
Net unrealized appreciation	$58,640,825

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

AS  — Anonim Sirket

ASA  — Norwegian Public Limited Company

NVDR  — Non-Voting Depository Receipt

PAO  — Russian Public Joint Stock Company

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Savings Shares

SA  — Société Anonyme

S.A.B.  — Sociedad Anónima Bursátil

SAS  — Société par Actions Simplifiée

S.p.A.  — Società per Azioni

Currencies

AUD  — Australian Dollar

CAD  — Canadian Dollar

GBP  — British Pound

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD  — United States Dollar

Restricted Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Total SA Rights	12/21/15	$—	$—

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2015

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At December 31, 2015	Unrealized Appreciation At December 31, 2015	Unrealized Depreciation At December 31, 2015
01/13/16	1,149,000	Euro	$1,313,031	$1,248,935	$64,096	$—
02/10/16	1,787,000	Euro	1,922,808	1,943,746	—	(20,938)
03/16/16	1,236,000	Euro	1,358,018	1,345,632	12,386	—
01/13/16	697,000	British Pound	1,061,392	1,027,542	33,850	—
02/10/16	712,000	British Pound	1,077,035	1,049,725	27,310	—
			$6,732,284	$6,615,580	$137,642	$(20,938)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	9.68%
Consumer Staples	11.95
Energy	2.89
Financials	13.70
Health Care	7.36
Industrials	14.64
Information Technology	3.09
Materials	10.17
Telecommunication Services	2.64
Total International Common Stocks	76.12
U.S. Common Stock
Materials	0.15
Total U.S. Common Stock	0.15
Right	0.00
Commodity	5.40
International Corporate Bond
Materials	0.07
Total International Corporate Bond	0.07
International Government Bonds
Government Issues	2.24
Total International Government Bonds	2.24
Commercial Paper
International Commercial Paper	13.34
U.S. Commercial Paper	2.67
Total Commercial Paper	16.01
Total Investments	99.99%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

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Statement of Assets and Liabilities  December 31, 2015

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$379,263,086
Gold bullion	24,522,267
Foreign currency	22,482
Total Investments, at Cost	403,807,835
Investments, at Value (Note 1)
Investments	454,252,968
Gold bullion	25,938,054
Foreign currency	22,539
Total Investments, at Value	480,213,561
Cash	37,544
Receivable for forward currency contracts held, at value (Note 1)	137,642
Receivable for investment securities sold	12,350
Receivable for Fund shares sold	6,507
Receivable for tax reclaim	582,224
Accrued interest and dividends receivable	353,948
Other assets	14,871
Total Assets	481,358,647
Liabilities
Investment advisory fees payable (Note 2)	305,471
Distribution fees payable (Note 3)	101,824
Administrative fees payable (Note 2)	49,955
Payable for investment securities purchased	10,650
Payable for Fund shares redeemed	167,894
Payable for forward currency contracts held, at value (Note 1)	20,938
Accrued expenses and other liabilities	480,181
Total Liabilities	1,136,913
Net Assets	$480,221,734
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$19,355
Capital surplus	410,730,414
Net unrealized appreciation on:
Investments (net of $72,725 deferred capital gain country tax)	76,332,944
Foreign currency and forward contract related translation	54,403
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	5,895,529
Accumulated net investment loss	(12,810,911)
Net Assets	$480,221,734
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	19,355,096
Net asset value per share and redemption proceeds per share	$24.81

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Statement of Operations  December 31, 2015

First Eagle Overseas Variable Fund
Investment Income
Interest	$565,943
Dividends (net of $1,030,827 foreign taxes withheld)	9,468,300
Total Income	10,034,243
Expenses
Investment advisory fees (Note 2)	3,931,758
Administrative costs (Note 2)	280,072
Distribution fees (Note 3)	1,310,586
Shareholder servicing agent fees	733,973
Custodian and accounting fees	223,537
Professional fees	227,389
Shareholder reporting fees	59,700
Trustees' fees	10,988
Other Expenses	39,063
Total Expenses	6,817,066
Expense Waiver	(20,980)
Net Expenses	6,796,086
Net Investment Income (Note 1)	3,238,157
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions	9,343,606
Commodity related transactions	316,624
Foreign currency and forward contract related transactions	6,517,856
16,178,086
Changes in unrealized appreciation (depreciation) of:
Investment and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $147,143)	(2,461,429)
Foreign currency and forward contract related translation	(5,018,899)
(7,480,328)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	8,697,758
Net Increase in Net Assets Resulting from Operations	$11,935,915

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$3,238,157	$3,187,087
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	16,178,086	34,266,282
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related transactions	(7,480,328)	(41,760,746)
Net increase (decrease) in net assets resulting from operations	11,935,915	(4,307,377)
Distribution to Shareholders
Dividends paid from net investment income	(3,193,656)	(15,629,468)
Distributions paid from net realized gains from investment transactions	(32,353,912)	(39,933,840)
Decrease in net assets resulting from distributions	(35,547,568)	(55,563,308)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	35,283,827	45,140,162
Net asset value of shares issued for reinvested dividends and distributions	35,495,498	55,545,565
Cost of shares redeemed	(111,945,811)	(105,812,933)
Decrease in net assets from Fund share transactions	(41,166,486)	(5,127,206)
Net decrease in net assets	(64,778,139)	(64,997,891)
Net Assets (Note 1)
Beginning of year	544,999,873	609,997,764
End of year	$480,221,734	$544,999,873
Accumulated net investment loss	$(12,810,911)	$(14,366,017)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

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First Eagle Overseas Variable Fund

Financial Highlights

	For Year Ended December 31,
	2015	2014	2013	2012	2011
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	26.31	29.76	28.26	26.23	28.89
Income (loss) from investment operations:
Net investment income ($)	0.17	0.17	0.22	0.22	0.24
Net realized and unrealized gains (losses) on investments	0.29	-0.59	3.47	3.64	-2.06
Total income (loss) from investment operations	0.46	-0.42	3.69	3.86	-1.82
Less distributions:
Dividends from net investment income ($)	-0.18	-0.85	-0.54	-0.22	-0.35
Distributions from capital gains	-1.78	-2.18	-1.65	-1.61	-0.49
Total distributions	-1.96	-3.03	-2.19	-1.83	-0.84
Net asset value, end of year ($)	24.81	26.31	29.76	28.26	26.23
Total Return (%)	1.84	-1.23	13.25	14.83	-6.30
Ratios and supplemental data
Net assets, end of period (thousands) ($)	480,222	545,000	609,998	611,625	604,965
Ratio of operating expenses to average net assets including earnings credits and/or fee waivers (%)(a)	1.30	1.28	1.26	1.26	1.25
Ratio of net investment income to average net assets including earnings credits and/or fee waivers (%)(b)	0.61	0.54	0.73	0.79	0.82
Portfolio turnover rate (%)	11.86	15.23	12.14	10.11	17.48

*  Per share amounts have been calculated using the average shares method.

(a)  Ratio of operating expenses to average net assets with and without earnings credits and/or fee waivers is substantially the same.

(b)  Ratio of net investment income to average net assets with and without earnings credits and/or fee waivers is substantially the same.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. As of December 1, 2015, investment funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as certain co-investors have acquired a majority equity stake in ASB Holdings. This transaction is not expected to result in any change in investment personnel or the Fund's investment objective or policies.

This transaction was deemed an "assignment" of the investment advisory agreement between the First Eagle Variable Funds and the Adviser with respect to the Fund, which resulted in automatic termination of the advisory agreement under the Investment Company Act of 1940. The Board, including a majority of the Independent Trustees, approved the new advisory agreement at the August 5, 2015 Board meeting after consideration of various factors, which are detailed in the "Consideration of Investment Advisory Agreement" section. Then in the special shareholder meeting held on October 20, 2015, shareholders approved the new investment advisory agreement with the Adviser. The new investment advisory agreement provides the same level of advisory services to the Fund as did the original advisory agreement.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date,

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded on the over-counter-market, for which market quotations are readily available, are valued at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at market price.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time the NYSE closes (normally 4:00 p.m. E.S.T.).

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price or the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2015:

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
International Common Stocks	$365,519,052	$—	$—		$365,519,052
U.S. Common Stock	723,346	—	—		723,346
Right	—	—	—	^	—	^
Commodity*	25,938,054	—	—		25,938,054
International Corporate Bond	—	352,045	—		352,045
International Government Bonds	—	10,760,231	—		10,760,231
International Commercial Paper	—	64,083,066	—		64,083,066
U.S. Commercial Paper	—	12,815,228	—		12,815,228
Foreign Currency Contracts**	—	137,642	—		137,642
Total	$392,180,452	$88,148,212	$—		$480,328,664
Liabilities:
Foreign Currency Contracts**	$—	$20,938	$—		$20,938
Total	$—	$20,938	$—		$20,938

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $296,882,219 were transferred from Level 2 to Level 1 during the year ended December 31, 2015. At December 31, 2014, these securities were valued based on fair value adjustment factors; at December 31, 2015, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the year ended December 31, 2015.

†  See Schedule of Investments for additional detailed categorizations.

^  Fair value represents zero.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the period ended December 31, 2015 was as follows:

Right
Beginning Balance — market value	$—

Purchases	—	^
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—	^

Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

^Fair value represents zero.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2015, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$137,642	$20,938	$6,663,230	$(5,035,936)

(1)  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statement of Operations location: Net realized gains from foreign currency and forward contract related transactions.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

The following tables present the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2015:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$97,946	$—	$—	$97,946
Goldman Sachs Capital Markets LP	27,310	(20,938)	—	6,372
HSBC Bank USA	12,386	—	—	12,386
	$137,642	$(20,938)	$—	$116,704
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs Capital Markets LP	$20,938	$(20,938)	$—	$0

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a daily basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$2,712,585
Undistributed net realized gains	8,315,242
Net unrealized appreciation (depreciation)	58,505,799
Capital loss carryforward
Short-term	—
Long-term	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net investment loss in the amount of $1,510,605, and increase undistributed net realized gains on investments in the amount of $1,510,605.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2015, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the years ended December 31, 2015 and December 31, 2014, the Fund distributed ordinary income dividends of $5,220,349 and $20,844,940 respectively.

For the years ended December 31, 2015 and December 31, 2014, the Fund distributed long-term capital gains dividends of $30,327,219 and $34,718,368 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 2015, the Fund reimbursed the Adviser $259,092, net of $20,980 of waived expenses, and had payable to the Adviser $49,955.

The Fund has entered into a custody agreement with State Street Bank and Trust Company ("SSB"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administration services with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

There were no fees payable to the Trustees of the Fund as of December 31, 2015. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2015, the distribution fee incurred by the Fund was $1,310,586.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2015, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $51,456,012 and $90,551,914, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2015.

Note 5 — Line of Credit

At a meeting on October 2, 2015, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	1,308,724	1,530,425
Shares issued for reinvested dividends	1,449,387	2,145,445
Shares redeemed	(4,115,260)	(3,462,963)
Net increase (decrease)	(1,357,149)	212,907

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Notes to Financial Statements

that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2015, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2016

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six-months ended December 31, 2015.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
-3.96%	$1,000.00	$960.40	1.29%	$6.37

(1)  For the six-months ended December 31, 2015.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six-months ended December 31, 2015.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000.00	$1,018.70	1.29%	$6.56

(1)  For the six-months ended December 31, 2015.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Tax Information

Fiscal Year Ended December 31, 2015 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2015:

	Long-Term Capital Gains
	15%	28%
First Eagle Overseas Variable Fund*	$29,077,206	$1,250,013

* The Fund paid foreign taxes of $1,010,266 and recognized foreign source income of $3,893,383, pursuant to Section 853 of the Internal Revenue Code during the fiscal year ended December 31, 2015.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia University; prior to January 2016, President, American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, First Eagle Funds (8 portfolios)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Funds (Chair) (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Trustee, First Eagle Funds (8 portfolios)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Funds (8 portfolios)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Funds (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Funds (8 portfolios)

Interested Trustees(4)

John P. Arnhold(4) | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund; President and Trustee, First Eagle Funds (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; prior to December 2011, Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (8 portfolios)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Funds from July 2015

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from August 2015; Advisory Senior Associate, KPMG LLP from November 2014; Assurance Senior Associate, PwC LLP from September 2010; Assistant Treasurer, First Eagle Funds

(6)  The term of office of each officer is indeﬁnite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Consideration of Investment Advisory Agreement (unaudited)

At a meeting held on August 5, 2015, the Board of Trustees (the "Board") of the First Eagle Variable Funds (including the First Eagle Overseas Variable Fund or the "Fund"), including a majority of the independent trustees (the "Independent Trustees"), approved a new advisory agreement (the "New Advisory Agreement"), subsequent to the then-prospective change of ownership (the "Transaction") of the parent company of First Eagle Investment Management, LLC (the "Adviser" or "FEIM"), Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"). As a result of the Transaction, BCP CC Holdings L.P. ("Buyer") owns a controlling interest in ASB Holdings. BCP CC Holdings L.P. is a Delaware limited partnership managed by its two members, Blackstone Capital Partners VI L.P. and Corsair IV Financial Services Capital Partners, L.P. Blackstone Capital Partners VI L.P. is indirectly controlled by The Blackstone Group L.P., ("Blackstone") and Corsair IV Financial Services Capital Partners, L.P. is indirectly controlled by Corsair Capital LLC ("Corsair"). Investment funds managed by Blackstone and Corsair and certain co-investors own a controlling interest in ASB Holdings and the Adviser through BCP CC Holdings L.P.

In its deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreement, the Board also considered information it had received in December 2014, in connection with the existing advisory arrangement.

In response to a letter from the Independent Trustees to the Adviser dated July 28, 2015 requesting information about the Transaction and the New Advisory Agreement and other new arrangements and plans, the Board received materials specifically relating to the material terms of the existing advisory arrangement and New Advisory Agreement. These materials, together with materials previously requested and received, included (i) information on the investment performance of First Eagle Variable Funds, (ii) total fees payable to the Adviser and expenses borne by the Fund, if any, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invest.

In addition, at the August 2015 meeting, the Board received materials relating to the organizational structure and business of the Adviser, and describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Buyer, was reviewed as well. Representatives of the Buyer attended the August 2015 meeting, and the Board was advised that the Buyer will exercise its oversight of FEIM's business at the level of the parent company board of directors and will not be involved in the day-to-day management of FEIM. The Buyer also advised that no change in investment processes is anticipated as a result of the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to the July 28, 2015 letter and reviewed information about First Eagle Variable Funds, the Buyer and the Transaction and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Consideration of Investment Advisory Agreement (unaudited)

deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm's-length, and that the approval of the agreements should serve the best interests of First Eagle Variable Funds and its shareholders. The Trustees considered the following topics in reaching their conclusion to approve the agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided by the Adviser to the First Eagle Variable Funds and considered that the services were not expected to change in connection with the Transaction. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objective, policies and restrictions as set forth in the Fund's Prospectus.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser. The Trustees commented on the background and experience of the Fund's portfolio managers and the quality of the Trustees' frequent meetings with them both individually and as a group over the course of the year and noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Outperformance for the Fund over the various periods listed below was noted relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar and Lipper Category averages (all periods ending as of June 30, 2015):

º  Overseas Variable Fund: Outperformed composite, benchmark, and peer group median over the trailing 1- and 10-year periods.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of the Fund, including a review of performance against the Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third party data provider in connection with the review of the arrangements between the Fund and the Adviser and a summary of such report prepared by Management. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Consideration of Investment Advisory Agreement (unaudited)

While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships, and the effects of the administrative and service reimbursements paid to the Adviser. The Trustees considered representations that there will not be any unfair burden imposed on the Fund in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction. The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyer were not anticipated to have meaningful service or trading relationships with the Fund.

•  The Trustees reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the reimbursements paid to or charged by the Adviser, as the case may be. The Trustees noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. Further scale as a result of the Transaction was considered but viewed as speculative.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear strong, although not excessive and commensurate with the Fund's performance, based on the information provided at the meeting. The Trustees also referred to a prospective Securities and Exchange Commission matter involving FEIM. Representatives of FEIM discussed with the Board certain litigation and regulatory matters, including timing and terms of a potential regulatory settlement. The Board was advised by FEIM that FEIM believes the settlement will not impact FEIM's ability to provide advisory services to the Fund and the Board accepted this assessment. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in industry leading technologies. Representatives of the Buyer emphasized that they likewise support continued investment in the business. The Trustees reviewed the level of personal investment maintained in the Fund by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Fund by key personnel. The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction. The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser's parent company.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

Shareholder Meeting Results for Approval of Advisory Agreement:

First Eagle Overseas Variable Fund:

Shares Voted
For	17,029,230
Against	513,914
Abstain	884,641
Broker Non-votes	0
Representing in Favor (as % of votes cast)	92.41%

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2015

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2015 and December 31, 2014, the aggregate PricewaterhouseCoopers LLP(PwC) audit fees for professional services rendered to the registrant were approximately $77,152 and $0, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2015 and December 31, 2014, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2015 and December 31, 2014, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $1,343 and $66,128, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2015 and December 31, 2014, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2015, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2015 and 2014.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: February 23, 2016

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 23, 2016

*                            Print the name and title of each signing officer under his or her signature.